AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
(formerly known as AIG Life Insurance Company)
VARIABLE ACCOUNT I

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
(Successor to American International Life Assurance Company of New York)
SEPARATE ACCOUNT USL A

THE VARIABLE ANNUITY
VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED MARCH 18, 2011
TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

          The purposes of this supplement are to notify owners of American General Life Insurance Company of Delaware ("AGLD") and The United States Life Insurance Company in the City of New York ("USL") (AGLD and USL collectively referred to hereinafter as the "Companies") Variable Annuity Contracts (the "Contracts") of (i) a new investment option becoming available under the Contracts and (ii) the proposed closing and liquidation of the Cash Reserve Series (the "Series"), a series of the Delaware VIP® Trust ("Delaware Trust").

          First, effective on the Liquidation Date (as defined below), one new investment option will become available under the Contracts. The new investment option will be supported by a fund of Fidelity® Variable Insurance Products ("Fidelity Trust"). The new investment option that will become available on the Liquidation Date is as follows:

    Fidelity VIP Money Market Portfolio ("Fidelity Money Market Portfolio")

          For a period of time after the Liquidation Date, you may receive printed confirmations, statements and other reports that do not yet contain the name of the Fidelity Money Market Portfolio that has been added.

          Second, the Board of Trustees (the "Board") of the Delaware Trust approved a proposal to liquidate the Series. The liquidation is expected to be effective on or about Friday, June 24, 2011 ("Liquidation Date"). After due consideration of a number of factors, the Board determined that it was in the best interest of the shareholders to terminate and liquidate the Series.

          In connection with this anticipated liquidation of the Series, the Companies would be required to pay you all of your Contract account value you have invested in the Series. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract account value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Companies will allocate the liquidation proceeds in the subaccount supported by the Series on the Liquidation Date, to the Fidelity Money Market Portfolio, an investment option that will be available in your Contract as of the Liquidation Date. In addition, existing instructions or instructions received after the Liquidation Date for new purchase payment allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Series (as applicable) will be automatically corrected to replace the Series with the Fidelity Money Market Portfolio. You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract account value out of the Fidelity Money Market Portfolio to any other investment option available in your Contract.

          Please note that the Companies must receive instructions from you to transfer your Contract account value out of the Series prior to 3:00 p.m. Eastern Time ("ET") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Fidelity Money Market Portfolio. At any time before 3:00 p.m. ET on the business day prior to the Liquidation Date, you may transfer your Contract account value in the Series to any of the other investment options offered in your Contract. Please review your fund prospectuses for information about the other investment options. For additional fund prospectus copies, please contact our Variable Annuity Service Center at the telephone number shown below.

          If the Companies receive any instruction from you for a new purchase payment allocation, transfer, dollar cost averaging or automatic rebalancing transfer (as applicable to your Contract) into or out of the Series after 3:00 p.m. ET on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. ET on the Liquidation Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

          If you have Contract account value invested in the Series, you may complete the enclosed Service Request Form to give the Company instructions to transfer your Contract account value. You can also call our Variable Annuity Service Center at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the Fidelity Money Market Portfolio, nor your transfer of assets out of the Series prior to the liquidation or out of the Fidelity Money Market Portfolio within 60 days after the liquidation, will count against the 12 free transfers that you are permitted to make in a Contract Year.

          For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Series.

          Should you have any questions, you may contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. ET, Monday through Friday, at 1-800-255-8402.